Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 1
Dated as of March 27, 2008
to
CREDIT AGREEMENT
Dated as of October 31, 2007
          THIS AMENDMENT NO. 1 (“Amendment”) is made as of March 27, 2008 by and among Hubbell Incorporated (the “Company”), Hubbell Cayman Limited, Hubbell Investments Limited (together with the Company and Hubbell Cayman Limited, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement, dated as of October 31, 2007 (the “Credit Agreement”), by and among the Borrowers, the Lenders and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement as amended hereby.
          WHEREAS, pursuant to Section 2.18 of the Credit Agreement, the Company has requested an increase in the amount of the Commitments of certain of the Lenders (such increase, the “Commitment Increase”), effective as of the Amendment Effective Date (as defined below):
          WHEREAS, after giving effect to the Commitment Increase, the sum of the total Commitments shall be equal to $350,000,000;
          WHEREAS, in connection with the Commitment Increase, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and
          WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein.
          NOW, THEREFORE, the parties hereto agree as follows:
          1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below (the “Amendment Effective Date”), the Credit Agreement is hereby amended as follows:
          (a) Section 2.18 of the Credit Agreement is amended to delete the reference to “Responsible Officer” set forth therein and to substitute “Responsible Party” in lieu thereof.
          (b) Pursuant to, and in accordance with, Section 2.18 of the Credit Agreement, Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex A hereto, and the Commitments of certain of the Lenders are increased as set forth therein.
          2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, each Lender increasing its

Commitment pursuant hereto and the Administrative Agent, (b) in connection with the assignments and increases contemplated by this Amendment as set forth in Annex A hereto, the Administrative Agent and the Lenders shall have administered the reallocation of the Revolving Credit Exposures among the Lenders such that after giving effect to the reallocations of the Commitments, each Lender’s Applicable Percentage of the Revolving Credit Exposure is equal to such Lender’s Applicable Percentage of the Commitments, (c) the Company shall have paid all of the fees of the Administrative Agent and the applicable Lenders (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents and (d) the Administrative Agent shall have received (i) a certificate of a Responsible Party of the Company dated as of the Amendment Effective Date to the effect that the conditions set forth in clauses (b) and (c) of Section 3.02 of the Credit Agreement have been satisfied and (ii) such resolutions and legal opinions consistent with those delivered on the Effective Date under clauses (b) and (c) of Section 3.01 of the Credit Agreement as are reasonably requested by the Administrative Agent in connection with this Amendment.
          3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
          (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing.
          (b) As of the Amendment Effective Date, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in Article IV (other than the representation set forth in Section 4.08 of the Credit Agreement and the representation set forth in the last sentence of Section 4.06 of the Credit Agreement) of the Credit Agreement, as amended hereby, are true and correct on and as of the Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.
          4. Reference to and Effect on the Credit Agreement.
          (a) On and after the Amendment Effective Date, each reference to the Credit Agreement in the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
          5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

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          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or electronic transmission (i.e., a “pdf” or “tif”) shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HUBBELL INCORPORATED, as the Company
By:	/s/ James H. Biggart
	Name:	James H. Biggart
	Title:	Vice President and Treasurer

HUBBELL CAYMAN LIMITED, as a Subsidiary Borrower
By:	/s/ James H. Biggart
	Name:	James H. Biggart
	Title:	Director

HUBBELL INVESTMENTS LIMITED, as a Subsidiary Borrower
By:	/s/ James H. Biggart
	Name:	James H. Biggart
	Title:	Director

Signature Page to Amendment No 1
Hubbell Incorporated et al
Credit Agreement dated as of October 31, 2007

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent			HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ D. Scott Farquhar		By:	/s/ Thomas C. Himmelright

	Name:	D. Scott Farquhar		Name:	Thomas C. Himmelright
	Title:	Vice President		Title:	Vice President

BANK OF AMERICA, N.A., individually as a Lender and as a Syndication Agent			THE BANK OF NEW YORK, as a Lender

By:	/s/ Martin Ollinger		By:	/s/ Kenneth P. Sneider, Jr.

	Name:	Martin Ollinger		Name:	Kenneth P. Sneider, Jr.
	Title:	Vice President		Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender and as a Syndication Agent			MORGAN STANLEY BANK, as a Lender

By:	/s/ Frances W. Josephic		By:	/s/ Daniel Twenge

	Name:	Frances W. Josephic		Name:	Daniel Twenge
	Title:	Vice President		Title:	Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION, individually as a Lender and as a Syndication Agent			THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Patrick D. Finn		By:	/s/ Ashish Bhagwat

	Name:	Patrick D. Finn		Name:	Ashish Bhagwat
	Title:	Managing Director		Title:	Vice President

ANNEX A
SCHEDULE 2.01
COMMITMENTS

LENDER	COMMITMENTS

JPMORGAN CHASE BANK, N.A.	$50,000,000
BANK OF AMERICA, N.A.	$43,500,000
U.S. BANK NATIONAL ASSOCIATION	$38,500,000
WACHOVIA BANK, NATIONAL ASSOCIATION	$38,500,000
HSBC BANK USA, NATIONAL ASSOCIATION	$38,000,000
THE BANK OF NEW YORK	$32,000,000
MORGAN STANLEY BANK	$30,000,000
THE NORTHERN TRUST COMPANY	$30,000,000
CITIBANK, N.A.	$27,500,000
STANDARD CHARTERED BANK	$22,000,000
TOTAL COMMITMENTS	$350,000,000